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                       TRIARC CONSUMER PRODUCTS GROUP, LLC
                          TRIARC BEVERAGE HOLDING CORP.

                          NOTICE OF GUARANTEED DELIVERY

                          To Tender for Exchange their
                   10 1/4% Senior Subordinated Notes due 2009

     As set forth in the Prospectus dated             , 1999 (the "Prospectus"),
of Triarc Consumer Products Group, LLC, (the "Company") and Triarc Beverage Holdings Corp. (together with the Company, the "Issuers") and the accompanying Letter of Transmittal and the instructions thereto, registered holders of outstanding 10 1/4% Senior Subordinated Notes due 2009 of the Issuers (the "Initial Notes") who wish to tender their Initial Notes for a like principal amount of 10 1/4% Senior Subordinated Notes due 2009 of the Issuers (the "Exchange Notes") and whose Initial Notes are not immediately available or who are unable to deliver their certificates (or obtain confirmation of the procedure for book-entry transfer on a timely basis) and all other required documents to reach The Bank of New York (the "Exchange Agent") prior to
5:00 p.m., New York City time, on             , 1999 (the "Expiration Date")
may use this form or one substantially equivalent hereto. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Initial Notes, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.


               Delivery to: The Bank of New York, Exchange Agent

By Registered or Certified Mail:         By Facsimile in New York:          By Overnight Courier or Hand:
    The Bank of New York             (for Eligible Institutions only)           The Bank of New York
  101 Barclay Street-Floor 7E                  (212) 815-6339                     101 Barclay Street
   New York, New York 10286                                                 Corporate Trust Service Window
    Attention: [_________]                 Confirm by Telephone:                     Ground Floor
                                             (212) [_________]                 New York, New York 10286
                                                                                Attention: [_________]

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Initial Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.



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                                                                               2



Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of Initial Notes set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer-Procedures for Tendering Initial Notes--Guaranteed Delivery Procedure" section of the Prospectus, receipt of which is hereby acknowledged.


Principal Amount of Initial Notes Tendered           Name of Record Holder:
(must be in integral multiples of $1,000):

$______________________________________              _______________________________________________
                                                                 (Please Type or Print)

                                                     _______________________________________________
                                                                 (Please Type or Print)
Certificate Nos. (if available):
                                                     If Initial Notes will be delivered by book-entry
_______________________________________________      transfer to The Depository Trust Company:

                                                     Name of Tendering Institution:  _______________
_______________________________________________
                                                     Account Number:  ______________________________
Total Principal Amount Represented by Initial
Notes Certificates(s):

$ _____________________________________________


     ANY AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.





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                                                                               3


                                PLEASE SIGN HERE
                   (To Be Completed by All Tendering Holders)


x___________________________________________________       _____________________

x___________________________________________________       _____________________
  Signature(s) of Owner(s) or Authorized Signatory                 Date

Area Code and Telephone Number: ____________________

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Initial Notes exactly as their name(s) appear(s) on certificate(s) for Initial Notes or on a security position listing as the owner of Initial Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Notice of Guaranteed Delivery. If Initial Notes to which this Notice of Guaranteed Delivery relates are held of record by two or more joint holders, then all such holders must sign this Notice or Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must (i) set forth his or her full title below and (ii) unless waived by the Issuers, submit evidence satisfactory to the Issuers of such person's authority to so act.

Name(s):________________________________________________________________________
                             (Please Type or Print)

________________________________________________________________________________
                             (Please Type or Print)

Capacity: ______________________________________________________________________

Address:  ______________________________________________________________________

________________________________________________________________________________
                              (Including Zip Code)





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                                                                               4




                                    GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank, a clearing agency, insured credit union, a savings association or, or trust company having an office or correspondent in the United States or an "eligible guarantor" institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that to deliver the certificates representing the principal amount of Initial Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Initial Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures for book-entry transfer set forth in the Prospectus), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantee and any other documents required by the Letter of Transmittal, to the Exchange Agent at one of the addresses set forth above, no later than three New York Stock Exchange trading days after the date of execution hereof.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and Initial Notes tendered hereby to the Exchange Agent with the time period set forth herein and that failure to do so could result in financial loss to the undersigned.



Name of Firm:  ___________________________________________________________

Address:  ________________________________________________________________

          ________________________________________________________________
                            (Including Zip Code)

Area Code and Telephone Number:  _________________________________________

Authorized Signature:  ___________________________________________________

Name:  ___________________________________________________________________
                           (Please Type of Print)

Title:  __________________________________________________________________


Dated:_________________________, 1999


NOTE: DO NOT SEND CERTIFICATES FOR INITIAL NOTES WITH THIS FORM. CERTIFICATES FOR INITIAL NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.



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